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                                                                    EXHIBIT 10.1

                        MORTGAGE LOAN PURCHASE AGREEMENT


                                      AMONG


                          [--------------------------]
                          [--------------------------]
                          [--------------------------]

                                     SELLERS


                                       AND


                            BANC ONE ABS CORPORATION


                                    PURCHASER


                        DATED AS OF              , 199
                                    --------- ---     --


                          BANC ONE HELOC TRUST 199  -
                                                  -- --

                  THIS MORTGAGE LOAN PURCHASE AGREEMENT is made as of _________ ___, 199__, by and among THE SELLERS LISTED ON THE SIGNATURE PAGE HERETO (the "Sellers"), and BANC ONE ABS CORPORATION (the "Purchaser").

                  WHEREAS, the Sellers and the Purchaser wish to set forth the terms pursuant to which the Mortgage Loans are to be sold by the Sellers to the Purchaser and purchased by the Purchaser from the Sellers;

                  NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  SECTION 1.01 Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in Article I to the Pooling and Servicing Agreement, dated as of _________ __, 199__, among the Purchaser, as Depositor, Bank One, N.A., as Servicer and [_________________], as Trustee (the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Mortgage Loan Purchase Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Mortgage Loan Purchase Agreement unless otherwise specified.

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS

                  SECTION 2.01  Conveyance of Mortgage Loans

                  (a) Immediately prior to consummation on the Closing Date of the transactions contemplated by the Pooling and Servicing Agreement, in consideration of the Purchaser's delivery of the amount of cash and other consideration to or to the order of the applicable Seller as set forth on Exhibit A hereto, each Seller does hereby transfer, assign, set over and convey to the Purchaser without recourse, all of the right, title and interest of such Seller in and to each Mortgage Loan, including its Asset Balance (including all Additional Balances) set forth in the applicable Mortgage Loan Schedules attached hereto as Exhibit B-1, B-2 and B-3, together with the Mortgage Files relating thereto and all proceeds thereof [(other than amounts received on and after the Cut-off Date in respect of interest accrued on such Mortgage Loans prior to the Cut-off Date)].
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                  SECTION 2.02 Possession of Mortgage Files.

                  (a) Upon the delivery to each Seller of the consideration set forth in Section 2.01, the ownership of each Seller's Mortgage Notes, related Mortgages and the contents of the related Mortgage Files are vested in the Purchaser.

                  (b) Pursuant to Section 2.04, each Seller has delivered or caused to be delivered each Mortgage File with respect to its Mortgage Loans to the Purchaser.

                  SECTION 2.03 Books and Records.

                  The transfer of each Mortgage Loan to the Purchaser shall be reflected on the related Seller's balance sheets and other financial statements as a sale of assets by such Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser.

                  SECTION 2.04 Delivery of Mortgage Loan Documents.

                  Each Seller has delivered or caused to be delivered to the Purchaser or its designee, in accordance with the instructions of the Purchaser, each of the documents referred to in Section 2.01 of the Pooling and Servicing Agreement, as follows:

                  [(a)  the original Mortgage Note;

                  (b) the original recorded Mortgage or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the related Seller shall deliver or cause to be delivered, at the direction of the Purchaser, a true and correct copy of such Mortgage, together with an officer's Certificate of such Seller stating that such original Mortgage has been dispatched to the appropriate public recording official or has been lost;

                  (c) if applicable, the original intervening assignments, if any ("Intervening Assignments"), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to the related Seller or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with an Officer's Certificate of such Seller stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or has been lost;


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                  (d) for each Mortgage Loan either a title insurance policy or a title search or guaranty of title with respect to the related Mortgaged Property to the extent in possession of the related Seller or its Affiliates;

                  (e) the original of any guaranty executed in connection with the Mortgage Note;

                  (f) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

                  (g) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.]

                  Each Seller hereby confirms to the Trustee that it has caused the portions of the Electronic Ledgers relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to or at the direction of the Purchaser.

                  Each Seller agrees not to notify the obligors on the Mortgage Loans of the transfer of the Mortgage Loans to the Purchaser, unless required by the terms of the Mortgage Loans or applicable law.

                  SECTION 2.05 Acceptance by Purchaser of the Mortgage Loans; Certain Substitutions; Certification by the Trustee.

                  (a) The Purchaser agrees to execute and deliver on the Closing Date for each Mortgage Loan an acknowledgment of receipt of the items listed in
Section 2.04 (a), (b) and (c) above, in the form attached as Exhibit C hereto, and declare that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee will, for the benefit of the Purchaser and the Credit Enhancer, review (or cause to be reviewed) each of the documents set forth in Section 2.04 within 90 days after the Closing Date to ascertain that all required documents set forth in this Section 2.04 have been executed and received, and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon.

                  (b) If the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or substantively to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee is required by the Pooling and Servicing Agreement to promptly give notice of the same. It



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is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 (other than those described in Section 2.04(f)) have been executed and received and relate to the Mortgage Files identified in the Mortgage Loan Schedule. The applicable Seller agrees to use its reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which such Seller is so notified by the Trustee or the Credit Enhancer. If, however, within 90 days after notice to it respecting such defect, the applicable Seller has not caused to be remedied the defect or if at any time any loss is suffered by the Trustee on behalf of the Certificateholders or the Credit Enhancer, in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of its Mortgage File or (ii) an Assignment of Mortgage to the Trustee not having been recorded as required by Section 2.04, then on the next succeeding Business Day upon the deposit to the Collection Account of the Transfer Deposit Amount, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Seller on such Business Day and the Asset Balance of such Mortgage Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Asset Balance of such Mortgage Loan to the end of the related Collection Period shall be the property of the Trust. If the Trustee determines pursuant to the Pooling and Servicing Agreement that the reduction of such Asset Balance from the Pool Balance in accordance with the preceding sentence would cause the Transferor Principal Balance to be less than the Minimum Transferor Interest (a "Transfer Deficiency")and delivers written notice of such deficiency to the Seller, then within five Business Days after the Business Day of such retransfer the Seller shall either (i) substitute an Eligible Substitute Mortgage Loan or (ii) deposit into the Collection Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency or a combination of both (i) and (ii) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for such Mortgage Loan. It is understood and agreed that the obligation of the Seller to accept a transfer of a Defective Mortgage Loan and to either convey an Eligible Substitute Mortgage Loan or to make a deposit of any related Transfer Deposit Amount into the Collection Account shall constitute the sole remedy respecting such defect available to Certificateholders, the Trustee and the Credit Enhancer against the Seller.

                  The Seller, promptly following the transfer of a Defective Mortgage Loan from or the transfer of an Eligible Substitute Mortgage Loan pursuant to this Section 2.05(b), shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect such retransfer.

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                  Notwithstanding any other provision of this Section 2.05(b), a retransfer of a Defective Mortgage Loan to the Seller pursuant to this Section 2.05(b) that would cause the Transferor Principal Balance to be less than the Minimum Transferor Interest shall not occur if either the Seller fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Collection Account any related Transfer Deposit Amount required by this Section 2.05(b) with respect to the transfer of such Defective Mortgage Loan.

                  (c) As to any Eligible Substitute Mortgage Loan or Loans, the Seller shall deliver at the direction of the Purchaser (or, if a Delivery Event has occurred, deliver to the Trustee) with respect to such Eligible Substitute Mortgage Loan or Loans such documents and agreements as are required to be held by the Trustee in accordance with Section 2.04. For any Collection Period during which the Seller substitutes one or more Eligible Substitute Mortgage Loans, the Transfer Deposit Amount (as determined by the Servicer pursuant to the Pooling and Servicing Agreement) shall be deposited by the Seller in the Collection Account at the time of substitution. Any amounts received in respect of the Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust Fund and shall not be deposited by the Seller in the Collection Account. All amounts received by the Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loan so removed by the Trust Fund shall be deposited by the Servicer in the Collection Account. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section
3.02. The procedures applied by the Seller in selecting each Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Trustee, the Certificateholders and the Credit Enhancer.

                  SECTION 2.06 Acceptance by the Purchasers.

                  The Purchaser acknowledges the assignment to it of the Mortgage Loans being transferred hereby by the related Sellers and the delivery of the Mortgage Files to it or upon its order and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the related Sellers, in exchange for such Mortgage Loans and the related Mortgage Files, cash and other consideration as set forth in Section 2.01.

                  SECTION 2.07 The Closing.

                  The conveyance of the Mortgage Loans shall take place at the offices of [Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103], on the Closing Date, immediately prior to the closing of the transactions contemplated



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by the Pooling and Servicing Agreement and the Underwriting Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 Representations and Warranties of the Sellers.


                  Each Seller hereby represents and warrants to the Purchaser as of the Closing Date:

                  (a) Such Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each State in which a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Seller and perform its obligations as a Seller hereunder; such Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of such Seller; and all requisite action has been taken by such Seller to make this Agreement valid, binding and enforceable upon such Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Seller makes no such representation or warranty), that are necessary in connection with the execution and delivery by such Seller of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions con templated by this Agreement and the other documents on the part of such Seller and the



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performance by such Seller of its obligations as a Seller under this Agreement;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of such Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Seller or its property is subject;

                  (d) There is no action, suit, proceeding or investigation pending or, to the best of such Seller's knowledge, threatened against such Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Seller or in any material impairment of the right or ability of such Seller to carry on its business substantially as now conducted, or in any material liability on the part of such Seller or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

                  (e) Such Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (f) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (g) Such Seller is solvent and such Seller will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Purchaser; and

                  (h) The origination and collection practices used by such Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business.

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                  SECTION 3.02 Representations and Warranties as to the Mortgage
Loans.

                  Each Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan sold by it pursuant to this Agreement that, as of the Cut-Off Date:

                  (a) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of such Seller in and to each related Mortgage Loan (including its Cut-Off Date Asset Balance), all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Asset Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in Section 2.01(a) of this Agreement as being conveyed to the Purchaser by such Seller, and (upon payment for the Additional Balances), will constitute a valid transfer and assignment to the Trustee of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in Section 2.01(a) of this Agreement relating to the Additional Balances.

                  (b) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

                  (c) The applicable Cut-Off Date Asset Balance has not been assigned or pledged, and such Seller is the sole owner and holder of such Cut-Off Date Asset Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell, assign or transfer the same pursuant to this Agreement;

                  (d) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and such Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell, assign or transfer the same pursuant to this Agreement;

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                  (e) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first, second or more junior lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgage Loan, on the property therein described, and as of the applicable Cut-off Date the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first, second or more junior lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) income taxes, (iii) any first or similar mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (iv) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (v) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (f) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage that has been asserted or threatened;

                  (g) To the best knowledge of such Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there are no delinquent recordings or other tax or fee or assessment liens against any related Mortgaged Property;

                  (h) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending nor has the Seller received notice of such proceeding being threatened for the total or partial condemnation of the related Mortgaged Property, and to the best knowledge of the Seller, such property is free of material damage;

                  (i) To the best knowledge of such Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy;

                  (j) No Minimum Monthly Payment is more than [89] days delinquent (measured on a contractual basis); and with respect to the Mortgage Loans no more than _____% (by Cut-Off Date Pool Balance) were [30-59] days delinquent (measured on contractual basis) and no more than ____% (by Cut-Off Date Pool Balance) were [60-89] days delinquent (measured on a contractual basis);

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                  (k) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                  (l) To the best knowledge of such Seller, the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan;

                  (m) To the best knowledge of such Seller, either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan and to which no title insurance policy or binder was issued;

                  (n) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

                  (o) No more than ____% of the Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code;

                  (p) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

                  (q) No selection procedure reasonably believed by such Seller to be adverse to the interests of the Certificateholders or the Credit Enhancer was utilized in selecting the Mortgage Loans;

                  (r) Such Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

                  (s) The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

                  (t) Within 90 days of the Closing Date with respect to the Mortgage Loans and, to the extent not already included in such filing with respect to the Mortgage Loans, the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, such Seller will file UCC-1 financing statements with



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respect to the Mortgage Loans;

                  (u) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

                  (v) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, such Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by any party other than the Servicer;

                  (w) The definition of the applicable index in each Credit Line Agreement relating to each Mortgage Loan does not differ materially from the Index as set forth on Exhibit C;

                  (x) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis for the Mortgage Loans is approximately ___ months and no Mortgage Loan will mature according to its terms later than____ _____. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps range between _____% and __% per annum. The Margins range between ___% and _____%. The Loan Rates on such Mortgage Loans range between ____% and _____% per annum and the weighted average Loan Rate is approximately ____% per annum;

                  (y) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, an individual condominium unit, planned unit development unit or townhouse;

                  (z) No more than ____% (by Cut-Off Date Pool Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, planned development units, townhouses or two-to-four family residences erected thereon, and at least _____% (by Cut-Off Date Pool Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected thereon;

                  (aa) The Credit Limits on the Mortgage Loans range between $______ and $_______ with an average Credit Limit of approximately $________. No Mortgage Loan had a principal balance in excess of approximately $__________ and the average principal balance of the Mortgage Loans is equal to approximately $__________; and

                  (bb) Approximately ________%, _______% and ______% of the
Mortgage Loans, by aggregate principal balance as of the Cut-



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Off Date for the Mortgage Loans, are first, second or more junior liens, respectively.

With respect to the representations and warranties set forth in this Section
3.02 that are made to the best knowledge of a Seller, if it is discovered by such Seller, the Purchaser, the Servicer or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and subject such Seller to the obligations set forth in Section 3.03.

                  SECTION 3.03 Purchase and Substitution.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Mortgage Loans to the Purchaser. Upon discovery by a Seller, the Purchaser, the Servicer or a Responsible Officer of the Trustee of a breach of any of such representations and warranties which materially and adversely affects the interests of the Trust or the Investor Certificateholders or the Credit Enhancer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Credit Enhancer. Within 90 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall cure, such breach in all material respects, or shall, not later than the Business Day next preceding the Distribution Date in the month following the Collection Period in which any such cure period expired (or such later date that is acceptable to the Trustee and the Credit Enhancer as evidenced by their written consents), either (a) accept a transfer of such Mortgage Loan from the Trust or (b) substitute an Eligible Substitute Mortgage Loan in the same manner and subject to the same conditions as set forth in Section 2.05; provided, however, that the cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty. Upon accepting such transfer and making any required deposit into the Collection Account or substitution of an Eligible Substitute Mortgage Loan, as the case may be, the Seller shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.05 with respect to the transfer of Mortgage Loans under that Section.

                  It is understood and agreed that the obligations of any Seller to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, shall constitute the sole remedy against such Seller respecting such breach available to Investor Certificateholders, the Trustee on behalf of Investor Certificateholders and the Credit Enhancer. Notwithstanding the foregoing, with regard to any breach of the representation and warranty set forth in Section 3.02(d), the sale and assignment of the affected Mortgage Loans to the Trust shall be deemed void and the Seller shall pay to the Trust the sum of the amount of the related Asset Balances, plus unpaid accrued interest on each such Asset Balance at the applicable Loan Rate to the date of payment.


                                   ARTICLE IV

                                   CONDITIONS

                  SECTION 4.01 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Mortgage Loans is subject to the satisfaction of the following conditions:


                  (a) Representations and Warranties True. The representations and warranties of the Sellers hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Sellers shall have performed all obligations to be performed by them hereunder on or prior to the Closing Date.

                  (b) Documents to be Delivered By the Sellers at the Closing.

                           (i) The Mortgage Loan Schedule specifying the
                  Mortgage Loans to be transferred hereunder, one copy to be attached to each counterpart of the Pooling and Servicing Agreement as the Mortgage Loan Schedule thereto;

                           (ii) An Officer's Certificate with respect to each
                  Seller, dated as of the Closing Date, in the form attached to the Underwriting Agreement and with the resolutions of such Seller, authorizing the transactions contemplated by this Agreement attached thereto, together with copies of the charter, by-laws and a Certificate of Good Standing dated as of recent date (acceptable to the Purchaser and its counsel) of such Seller;

                           (iii) An Opinion of Counsel to each Seller dated as
                  of the Closing Date in the form attached to the Underwriting Agreement and any Opinion of Counsel required to be delivered to any Rating Agency or the Credit Enhancer;

                           (iv) [A certificate or other evidence of merger or
                  change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the applicable Seller by merger or acquired or originated by the applicable Seller while conducting business under a name other than its present name.]

                  (c) Other Documents. At the Closing, Sellers shall provide such other documents as the Purchaser may reasonably request.

                  (d) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement shall be consummated on the Closing Date.

                  SECTION 4.02 Conditions To Obligation of each Seller.

                  The obligation of the Sellers to transfer the Mortgage Loans to the Purchaser is subject to the satisfaction of the condition that at the Closing Date, the Purchaser shall deliver to each Seller the consideration set forth on Exhibit A hereto, as provided in Section 2.01.

                                    ARTICLE V

                                   THE SELLERS

                  [SECTION 5.01  Third Party Servicers.

                  As of the Closing Date, the Sellers have represented to the Purchaser that the Mortgage Loans are serviced by the Servicer or the Sellers and are not subject to servicing agreements with third parties. It is understood and agreed between the Sellers and the Purchaser that the Mortgage Loans which are the subject of this Agreement are to be delivered free and clear of any servicing agreements with third party servicers. Each Seller, without reimbursement from the Purchaser, shall pay any fees or penalties required by any third party servicer for releasing the Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer of such servicing from any such third party servicer to the Purchasers.]

                  SECTION 5.02 Enforceability; Merger or Consolidation of the Sellers.

                  (a) Each Seller will keep in full effect its respective existence, rights and franchises as a [national bank], and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Pooling and Servicing Agreement, and any of the Mortgage Loans and to perform its duties under such agreements.

                  (b) Any Person into which any Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Seller shall be a party, or any Person succeeding to the business of any Seller, shall be the successor of any Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 5.03 Mandatory Sale; Grant of Security Interest.

                  The sale on the Closing Date by each Seller of its Mortgage Loans is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the loss and damages incurred by the Purchaser (including damages to prospective purchasers of the Certificates) in the event of such Seller's failure to deliver the Mortgage Loans on or before the Closing Date. Each Seller hereby grants to the Purchaser a lien on and continuing security interest in each Mortgage Loan and each document and instrument evidencing such Mortgage Loan to secure the performance by such Seller of its obligations hereunder, and each such Seller agrees that it holds each Mortgage Loan in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and (ii) obligation to deliver cash and other consideration as set forth in Section 2.01 for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently or successively.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  The Sellers agree with the Purchaser as follows:

                  SECTION 6.01  Conflicts With Pooling and Servicing Agreement.

                  To the extent that any provision of Sections 6.02 through 6.04 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

                  SECTION 6.02 Protection of Title to Trust.

                  (a) The Sellers shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                  (i) maintain or preserve the transfer evidenced by this Agreement or carry out more effectively the purposes hereof; or

                  (ii) preserve and defend the Purchaser's title to the Mortgage Loans and the rights of the Purchaser in such assets against the claims of all persons and parties, and the Sellers hereby designate the Purchaser its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Purchaser pursuant to this Section 6.02.

                  SECTION 6.03 Other Liens or Interests.

                  Except for the conveyances hereunder and pursuant to this Agreement, the Sellers shall not sell, pledge, assign or transfer the Mortgage Loans to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Sellers shall defend the right, title and interest of the Purchaser in, to and under such Mortgage Loans against all claims of third parties claiming through or under the Sellers.

                  SECTION 6.04 Purchase Events.

                  The Sellers acknowledge that the Purchaser have assigned all of their right, title and interest in, to and under this Agreement, including the Purchaser's right to cause the Sellers to purchase the Mortgage Loans from the Purchaser under certain circumstances, to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement and has assigned to the Trustee its right, title and interest in this Agreement; provided, however, the neither the Trustee nor the Trust assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Trustee shall be obligated or permitted to fund any such future advances. The Sellers hereby covenant and agree with the Purchaser for the benefit of the Purchaser, the Trustee, the Certificateholders and the Credit Enhancer that the occurrence of a breach of any of the Sellers' representations and warranties contained in Section 3.02 hereof shall constitute events obligating the Seller, to the extent specified in Section 2.04 of the Pooling and Servicing Agreement, and without further notice from the Purchaser hereunder, to purchase an Mortgage Loan from the Trustee. It is understood and agreed that the obligation of any Seller to purchase any Mortgage Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against such Seller for such breach available to the Trustee, the Certificateholders or the Credit Enhancer.

                  SECTION 6.05  Indemnification.

                  The Sellers shall indemnify the Purchaser for any liability as a result of the failure of an Mortgage Loan to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Sellers may otherwise have.

                  SECTION 6.06  Trust.

                  The Sellers acknowledge that the Purchaser shall, pursuant to the Pooling and Servicing Agreement, transfer the Mortgage Loans to the Trustee (for the benefit of the Certificateholders), and the Purchaser assign their rights hereunder to the Trustee (for the benefit of the Certificateholders) as set forth in the Pooling and Servicing Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  SECTION 7.01  Amendment.

                  This Agreement may be amended from time to time (upon prior notice to each of the Rating Agencies and with the prior written consent of the Credit Enhancer) by a written amendment duly executed and delivered by the Sellers and the Purchaser, provided, however, that any such amendment that materially adversely affects the rights of the Certificateholders under the Pooling and Servicing Agreement must be consented to by a majority of the Certificateholders.

                  SECTION 7.02  Waivers.

                  No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  SECTION 7.03 Costs and Expenses.

                  The Sellers agree to pay all reasonable out-of-pocket costs and expenses of the Purchaser, including fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in, to and under the Mortgage Loans and the enforcement of any obligation of the Sellers hereunder.

                  SECTION 7.04  Survival.

                  The representations, warranties and covenants of the Seller set forth in Sections 3.01 and 3.02 and Article V of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.07 and the transfers contemplated by Sections 6.04 and 6.06.

                  SECTION 7.05 Confidential Information.

                  The Purchaser agrees that it shall neither use nor disclose to any person the names and addresses of the Mortgagors, except in connection with the enforcement of the Purchaser's rights (i) hereunder, (ii) under the Mortgage Loans or (iii) as required by law.

                  SECTION 7.06 Severability Clause.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 7.07 Headings and Cross-References.

                  The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  SECTION 7.08 Recordation of Agreement.

                  To the extent permitted by applicable law, the Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Sellers at the Sellers' expense on direction of the Purchaser accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Purchaser.

                  SECTION 7.09  GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 7.10  Notices.

                  All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail with return receipt requested, and shall be deemed to have been duly given upon receipt at the appropriate address set forth in the Pooling and Servicing Agreement.

                  SECTION 7.11  Counterparts.

                  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 7.12  The Credit Enhancer.

                  Any right conferred to the Credit Enhancer hereunder shall be suspended during any period in which the Credit Enhancer is in default in its payment obligations under the Policy. At such time as the Certificates are no longer outstanding under the Pooling and Servicing Agreement, and no amounts owed to the Credit Enhancer with respect to the Certificates remain unpaid, the Credit Enhancer's rights hereunder shall terminate. The Credit Enhancer is an intended third-party beneficiary of this Agreement.

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       PURCHASER

                                       BANC ONE ABS CORPORATION


                                       By:_______________________________
                                            Name:
                                            Title:

                                       SELLERS

                                       [_______________________________]


                                       By:_______________________________
                                            Name:
                                            Title:

                                       [_______________________________]


                                       By:_______________________________
                                            Name:
                                            Title:

                                       [_______________________________]


                                       By:_______________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A


                        AMOUNTS TRANSFERRED BY PURCHASER
                                   TO SELLERS


                            BANC ONE ABS CORPORATION
                     HAS TRANSFERRED THE FOLLOWING AMOUNTS:

         a)  $____________ to [_________________________________]

         b)  $____________ to [_________________________________]

         c)  $____________ to [_________________________________]

         d)  $____________ to [_________________________________]

                                                                     EXHIBIT B-1


                          MORTGAGE LOANS TRANSFERRED BY
                        [_______________________________]


                                     B-1-1

                                                                     EXHIBIT B-2


                          MORTGAGE LOANS TRANSFERRED BY
                        [_______________________________]



                                     B-2-1

                                                                     EXHIBIT B-3


                          MORTGAGE LOANS TRANSFERRED BY
                        [_______________________________]



                                     B-3-1

                               TABLE OF CONTENTS

                                    ARTICLE I
                               CERTAIN DEFINITIONS
SECTION 1.01             ........................................................................................1

                                   ARTICLE II
                        CONVEYANCE OF THE MORTGAGE LOANS

SECTION 2.01             Conveyance of Mortgage Loans............................................................1
SECTION 2.02             Possession of Mortgage Files............................................................2
SECTION 2.03             Books and Records.......................................................................2
SECTION 2.04             Delivery of Mortgage Loan Documents.....................................................2
SECTION 2.05             Acceptance by Purchaser of the Mortgage Loans;
                         Certain Substitutions; Certification
                         by the Trustee..........................................................................3
SECTION 2.06             Acceptance by the Purchasers............................................................5
SECTION 2.07             The Closing.............................................................................5

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01             Representations and Warranties of the Sellers...........................................6
SECTION 3.02             Representations and Warranties as to the
                         Mortgage Loans..........................................................................8
SECTION 3.03             Purchase and Substitution..............................................................12

                                   ARTICLE IV
                                   CONDITIONS

SECTION 4.01             Conditions to Obligation of the Purchaser..............................................13
SECTION 4.02             Conditions To Obligation of each Seller................................................14

                                    ARTICLE V
                                   THE SELLERS

SECTION 5.01             Third Party Servicers..................................................................14
SECTION 5.02             Enforceability; Merger or Consolidation of the
                         Sellers................................................................................15
SECTION 5.03             Mandatory Sale; Grant of Security Interest.............................................15

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

SECTION 6.01             Conflicts With Pooling and Servicing Agreement.........................................16
SECTION 6.02             Protection of Title to Trust...........................................................16
SECTION 6.03             Other Liens or Interests...............................................................16
SECTION 6.04             Purchase Events........................................................................17
SECTION 6.05             Indemnification........................................................................17
SECTION 6.06             Trust..................................................................................17

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS                                                           PAGE
SECTION 7.01             Amendment..............................................................................18
SECTION 7.02             Waivers................................................................................18
SECTION 7.03             Costs and Expenses.....................................................................18
SECTION 7.04             Survival...............................................................................18
SECTION 7.05             Confidential Information...............................................................18
SECTION 7.06             Severability Clause....................................................................19
SECTION 7.07             Headings and Cross-References..........................................................19
SECTION 7.08             Recordation of Agreement...............................................................19
SECTION 7.09             Governing Law..........................................................................19
SECTION 7.10             Notices................................................................................19
SECTION 7.11             Counterparts...........................................................................20
SECTION 7.12             The Credit Enhancer....................................................................20

                                      -ii-